THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Supplement dated August 21, 2014 to

PROSPECTUSES DATED May 1, 2014

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT C

SUPPLEMENT TO THE PROSPECTUSES

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (NETWORK EDITION)

This Supplement revises certain information with regard to the Northwestern Mutual Express Line contained in the Prospectuses referred above dated May 1, 2014. Effective immediately, the “Owner Inquiries and Instructions” section is revised as follows to read:

Owner Inquiries and Instructions Get up-to-date information about your Contract at your convenience with your User ID and password. Visit our website (www.northwesternmutual.com) to enroll for access to Division performance information, forms for routine service, and daily unit values for Contracts you own. Eligible Owners may also set up certain electronic payments, transfer invested assets among Divisions, and change the allocation of future contributions online, subject to our administrative procedures. For questions about your Contract or Division values, assistance with payments or distributions, or other contract changes (such as transferring among investment options, changing allocations, or obtaining Division performance information), please contact us toll-free at 1-888-455-2232.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated August 21, 2014.